Exhibit 99.6

PLACEMENT AGENCY AGREEMENT

May 16, 2006

Vistula Communications Services, Inc.
405 Park Avenue
Suite 801
New York, New York 10022

Attention:                 Keith Markley
Chief Executive Officer

Dear Mr. Markley:

Vistula Communications Services, Inc., a Delaware corporation (the “Company”), hereby confirms its agreement with CRT Capital Group LLC  (the “Placement Agent”), as follows:

1.             Offering. (a) The Company shall offer for sale in a private placement through the Placement Agent, as exclusive agent for the Company (the “Offering”), units (the “Units”), each Unit consisting of (i) one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a purchase price of $1.00 per share, and (ii) eight-tenths of one warrant to acquire one share of the Common Stock, subject to adjustment, at an exercise price of $1.00 per share (each a “Warrant,” and collectively, the “Warrants”), the terms of which are set forth in an Offering Memorandum dated the date hereof, including all exhibits and attachments thereto or incorporated by reference therein (the “Memorandum”). The shares of the Common Stock purchased as part of the Units are referred to herein as the “Shares” and the shares of the Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares”. The Shares, the Warrants, the Warrant Shares, the Agent’s Warrants (as defined below) and the Agent’s Warrant Shares (as defined below) are collectively referred to herein as the “Securities” and each of them may individually be referred to herein as a “Security.”

(b)           Placement of the Units shall be made on a “best efforts-no minimum” basis. The Units will be offered commencing on May 16, 2006 and closing (the “Closing”) on the earlier of (i) such date as the Company determines in its discretion, with the consent of the Placement Agent and (ii) May 25, 2006 (the “Offering Period”). The date of the Closing is referred to as the “Closing Date.”  If the Closing is not held prior thereto, the Offering and this Agreement shall terminate on May 30, 2006 unless extended by written agreement of the Company and the Placement Agent (the “Termination Date”). The Company expressly acknowledges and agrees that the Placement Agent’s obligations hereunder are on a best efforts basis only and that the execution of this Agreement does not in any way constitute a commitment by the Placement Agent to purchase the Units and does not ensure the successful placement of the Units or any portion thereof.

(c)           Sales of the Units will be made by the Company at a price of $1.00 per Unit (the “Offering Price”); provided, however, that the Placement Agent shall not offer Units and the Company shall not sell Units to, any persons or entities who do not qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(d)           The Offering will be made by the Company solely pursuant to the Memorandum and the exhibits thereto, including but not limited to the Stock and Warrant Purchase Agreement (the “Purchase Agreement”), by and among the Company and the Investors designated therein (“Investors”) and the Registration Rights Agreement, by and among the Company and the Holders (as defined therein) (the “Registration Rights Agreement,” together with this Agreement, the Purchase Agreement, the Warrants, the Agent’s Warrants, each dated as of the Closing Date, and the Escrow Agreement, dated May 11, 2006, by and among the Company, the Placement Agent and Continental Stock Transfer & Trust Company (“Escrow Agent”), shall be referred to as the “Transaction Documents”).

(e)           As more particularly described in the Registration Rights Agreement, the Company shall prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement under the Securities Act, which registration statement shall cover the resale of the Shares, the Warrant Shares and the Agent’s Warrant Shares. The Company shall use its best efforts to cause the registration statement to become effective under the Securities Act in accordance with the Registration Rights Agreement.

2.             Representations and Warranties of the Placement Agent. In offering the Securities underlying the Units for sale, the Placement Agent will offer the Securities underlying the Units solely as agent for the Company for sale to accredited investors upon the terms set forth in the Purchase Agreement and the Registration Rights Agreement. The Placement Agent, represents and warrants to the Company that, assuming compliance by the Company with all relevant provisions of the Securities Act, it will conduct all offers and sales of the Units in compliance with the relevant provisions of the Securities Act and the rules and regulations thereunder (the “Rules and Regulations”), and all applicable state securities laws and regulations. The Placement Agent represents and warrants to the Company that it is authorized to enter into this Agreement and to act in the manner provided in this Agreement and that each it is a member in good standing of the National Association of Securities Dealers, Inc. and is duly registered as a broker-dealer pursuant to the Exchange Act and in all states where the Units will be offered. The Placement Agent represents and warrants to the Company that it will not offer, offer to sell or sell any Shares or Warrants on the basis of any written communications or documents relating to the Company or its business other than the Memorandum, the Transaction Documents and the SEC Documents. The Placement Agent represents and warrants to the Company that it will not engage in any form of general solicitation or general advertising which is prohibited by Regulation D in connection with the Offering.

3.             Representations and Warranties of the Company. The Company (which for purposes of this Section 3 includes its subsidiaries, as applicable) hereby represents and warrants to the Placement Agent that (i) the representations and warranties contained in the Purchase Agreement will be true and correct in all respects on the date such Purchase Agreement is entered into and as of the Closing Date, and (ii) the Placement Agent shall be entitled to rely on such representations and warranties (and on the representations and warranties contained in any of the other Transaction Documents) as if they were made directly to the Placement Agent.

4.             Placement Agent’s Appointment and Compensation. (a)  The Company hereby appoints the Placement Agent and the Placement Agent agrees to act on a best efforts basis, as the Company’s exclusive agents in connection with the Offering. The Company has not and will not make, or permit to be made, any offers or sales of the Units other than through the Placement Agent without its prior written consent. The Placement Agent has no obligation to purchase any of the Units. The agency of the Placement Agent hereunder shall continue until the later of the Termination Date or the Closing.

(b)           The Company has caused to be delivered, or made available via EDGAR system, to the Placement Agent copies of the SEC Documents and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Securities Act and applicable securities laws, and hereby authorizes the Placement Agent to use the Memorandum, the  Transaction Documents and the SEC Documents in connection with the sale of the Units until the Closing or Termination Date, and no person other than the Placement Agent is or will be authorized to give any information or make any representations other than those contained in the Memorandum, the Transaction Documents or the SEC Documents or to use any information or representations other than those contained in the Memorandum, the Transaction Documents or the SEC Documents in connection with the sale of the Securities.

(c)           The Company will cooperate with the Placement Agent by making available to its representatives such information as may be requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees as shall be reasonably requested.

(d)           The Placement Agent agrees to treat all information provided to it by the Company in connection with the Offering as confidential; provided, however, that such obligation of confidentiality: (i) shall not apply to any information that is already or becomes public through no breach of this provision or that becomes available to the Placement Agent on a non-confidential basis from a third party that does not violate any obligation to the Company in making such disclosure; and (ii) shall not prohibit the Placement Agent from providing the Memorandum, the Transaction Documents or the SEC Documents to prospective investors.

(e)           At the Closing, the Company shall pay to the Placement Agent a placement fee (the “Placement Agent’s Fee”) equal to six percent (6.0%) of the aggregate gross proceeds of the Offering.

(f)            At the Closing, the Company shall issue to the Placement Agent warrants in the form attached hereto as Exhibit A (the “Agent’s Warrants”) to purchase the number of shares of Common Stock representing five percent (5.0%) of the total number of Shares sold to Investors in the Offering (including the Warrant Shares for which all Warrants issued to all Investors in the Offering are exercisable). The Agent’s Warrants shall be exercisable at an exercise price of $1.00 per share. The shares of Common Stock issuable upon exercise of the Agent’s Warrants are collectively referred to herein as the “Agent’s Warrant Shares.”

(g)           The Company shall be responsible for payment of its legal fees, blue sky fees, escrow fees and any other expenses incurred by the Company in connection with the Offering. The Company will also be responsible for payment of all legal fees and disbursements incurred by the Placement Agent with respect to the Offering and shall direct the Escrow Agent to pay all such fees and disbursements at the Closing as directed by the Placement Agent; provided, however, that fees will not be in excess of $75,000 in the aggregate without the prior written consent of the Company (the “Cap”). If the parties determine not to proceed with the Offering, the Closing of the Offering does not occur by May 30, 2006, or if additional legal fees are incurred by the Placement Agent subsequent to the Closing, the Placement Agent may invoice the Company for legal fees and disbursements and the Company shall make payment within fifteen (15) days of receipt of invoice (subject to the Cap). The Placement Agent shall be responsible for payment of its other expenses, including printing, mailing, travel, entertainment and conference call costs with respect to the Offering.

(h)           Notwithstanding the expiration or any termination of this Agreement, pursuant to the terms hereof or otherwise, if within twelve (12) months from the date of the termination of the Offering Period, the Company enters into a commitment relating to, or consummates, a private placement with any investor who was directly introduced to the Company by the Placement Agent during the term of this Agreement (a “Protected Party”) for the Company hereunder, the Company shall pay the Placement Agent’s Fee and the Agent’s Warrants in accordance with the terms and provisions of Sections 4(e) and 4(f) with such payment to be made upon receipt of the corresponding funds. Schedule A attached hereto and agreed to in writing by the parties hereto from time to time shall serve as definitive evidence of the Protected Parties.

(i)            The parties understand that if the Offering is consummated by means of more than one Closing, the Placement Agent shall be entitled to the Placement Agent’s Fee and the Agent Warrants as provided in Sections 4(e) and (f), with respect to each such Closing.

5.             Purchase, Sale and Closing Procedures. (a)  Each prospective Investor will be required to complete and execute the Purchase Agreement, the Registration Rights Agreement and an Investor Qualification Questionnaire, which will be forwarded or delivered to the Placement Agent at the Placement Agent’s offices at the address set forth in Section 13 hereof, and the Investor’s certified check or wire transfer of immediately available United States funds in the full amount of the purchase price for the number of Units desired to be purchased shall be delivered to the Escrow Agent in accordance with the instructions set forth in the Purchase Agreement.

(b)           Pending the Closing, all funds paid hereunder shall be deposited by the Placement Agent in a separate account maintained by the Escrow Agent in compliance with Rule 15c2-4 under the Exchange Act for the benefit of Investors in the Offering. All proceeds received from the Investors shall be paid over by the Escrow Agent to the Company at the Closing, net of the Placement Agent’s Fee and expenses to be paid by the Company, including fees and disbursements of Placement Agent’s counsel, which shall be paid to the appropriate parties at such Closing. If, at time of Closing, the Company shall not have received and accepted an

Investor’s executed signature page to the Purchase Agreement and have countersigned such Investor’s executed Purchase Agreement signature page, then all funds paid thereunder by such Investor, without deduction therefrom or interest thereon, shall be promptly returned by the Escrow Agent to such Investor.

(c)           The Closing of the Offering will take place at the offices of DLA Piper Rudnick Gray Cary US LLP, 1251 Avenue of the Americas, New York, New York 10020, at 5:00 p.m., local time, upon such date as is mutually agreed upon by the Company and Placement Agent, but in no event later than May 30, 2006. At the Closing, the Company will register in the name of each Investor that number of Shares and Warrants being purchased by such Investor as shown on the signature page to the Purchase Agreement, against payment of each Investor’s Purchase Price (as defined in the Purchase Agreement) by delivery of a certified check or by wire transfer of immediately available United States funds payable to the Company’s escrow account maintained by the Escrow Agent. The Shares and the Warrants will be registered in the Investors’ names or the names of the nominees of Investors, pursuant to instructions delivered to the Company prior to the Closing Date and will be delivered to Investors within ten (10) business days after the Closing Date. The Agent’s Warrants will be registered in the Placement Agent’s names or the names of the nominees of the Placement Agent, pursuant to instructions delivered to the Company prior to the Closing Date and will be delivered to the Placement Agent at Closing.

6.             Further Covenants. The Company hereby covenants and agrees that:

(a)           [Reserved].

(b)           If, at any time prior to the Closing, any event shall occur which does or may materially affect the Company or as a result of which it might become necessary to amend or supplement the Transaction Documents or the SEC Documents so that the representations and warranties herein remain true, or in case it shall, in the opinion of counsel to the Company, be necessary to amend or supplement the Transaction Documents or the SEC Documents to comply with Regulation D or any other applicable securities laws or regulations, the Company will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may request. As soon as the Company is advised thereof, the Company will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Transaction Documents, or the suspension of the qualification or registration of the Securities for offering or the suspension of any exemption for such qualification or registration of the Securities for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company will use its best efforts to prevent the issuance of any such order and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c)           The Company shall comply with the Securities Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which the Company’s counsel has advised the Placement Agent that the Securities are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Securities under the Purchase Agreement. The Company shall file a Notice of Sales of Securities on Form D with the SEC and any applicable states no later than fifteen (15) days after the Closing. The Company shall file promptly such amendments to such Notice on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state of jurisdiction in which offers and sales are made. The Company shall furnish the Placement Agent with copies of all filings.

(d)           [Reserved].

(e)           The Company shall place a legend on the certificates representing the Shares, the Warrants and the Agent’s Warrants stating that the securities evidenced thereby have not been registered under the Securities Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Securities Act and applicable state laws.

(f)            The Company shall use the net proceeds from the sale of the Units for acquisitions and general working capital purposes.

(g)           The Company shall at all times reserve and keep available out of its authorized shares of Common Stock the maximum number of Shares and Warrant Shares that may be issuable or deliverable hereunder and under all the Warrants.

(h)           During the Offering Period, the Company shall afford each prospective Investor the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Transaction Documents and the SEC Documents to the extent it possesses such information or can acquire it without unreasonable expense.

(i)            In connection with the Placement Agent’s due diligence investigation, the Company shall cooperate with the Placement Agent and its counsel by making available to the Placement Agent’s representatives such information as may be appropriate in making a reasonable investigation of the Company and its affairs, to the extent the Company possesses such information or can acquire it without unreasonable expense.

(j)            Until the earlier of the Closing Date or the Termination Date, neither the Company nor any person or entity acting on its behalf will negotiate with any other placement agent or underwriter with respect to a private or public offering of the Company’s or any subsidiary’s debt or equity securities. Neither the Company nor anyone acting on its behalf will, until the Termination Date, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for Shares or other securities of the Company from, or otherwise approach or negotiate in respect thereof with, any other person.

(k)           Until the earlier of the Closing Date or the Termination Date, the Company will not incur any material indebtedness or dispose of any material assets or make any material acquisition or change in its business or operations, except with the Placement Agent’s knowledge or consent.

(l)            The Company shall not, during the period commencing on the date hereof and ending on the earlier of the Termination Date and the Closing, issue any press release or other public communication, or hold any press conference with respect to the Company’s financial condition, results of operations, the Offering or the Company entering into a material contract, without the prior consent of the Placement Agent, which consent shall not be unreasonably withheld or delayed, subject to the Company’s obligation to comply with applicable securities laws.

(m)          Lock-Up. The Company shall take such actions as are required to ensure that none of its directors or executive officers shall, without the consent of the Placement Agent, sell any shares of Common Stock that such executive officer beneficially owns as of the Closing Date during the period commencing on the Closing Date and ending on the ninetieth (90th) day following the date on which the registration statement required by the Registration Rights Agreement becomes effective, by causing such directors and executive officers to enter into Lock-Up Agreements, in the form attached hereto as Exhibit B (the “Lock-Up Agreements”); provided, however, that a director or an executive officer may transfer an unlimited number of shares of such Common Stock for estate or tax planning purposes, so long as such transfer is to a person that is and remains at all times controlled by such director or executive officer and such person enters into a lock-up agreement with the Company with respect to such transferred shares that contains provisions substantially similar to those provided for in this Section 6(m).

7.             [Reserved]

8.             Securities Laws Disclosure; Publicity.

(a)           Company Disclosure. By 8:30 a.m. the day following  the Closing Date, the Company will issue a press release disclosing the material terms of the transactions contemplated hereby in accordance with the applicable SEC rules and regulations. The Placement Agent and its counsel shall have the opportunity to review and approve such press release, which approval shall not be unreasonably withheld.

(b)           Placement Agent Disclosure. At any time after Closing, and with the prior approval of the Company (which approval shall not be unreasonably withheld or delayed), the Placement Agent may place an announcement in such newspapers and publications as it may choose, stating that the Placement Agent has acted as exclusive Placement Agent to the Company in connection with the Offering.

9.             Indemnification. (a)              The Company agrees to indemnify and hold harmless the Placement Agent and its affiliates and their respective stockholders, directors, officers, employees and agents and each other person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Indemnified Parties” and each a “Indemnified Party”), and will reimburse such Indemnified Party, from and against any and all loss, damage, liability, cost and expense to which such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses arise out of or relate to:  (A) any untrue representation, misstatement, omission, breach of warranty or failure to perform any covenants or agreement by the Company contained herein, in the Memorandum or in any of the other

Transaction Documents or (B) any action instituted against any Indemnified Party by any holder of any securities of the Company purchased in the Offering that is not an affiliate of such Indemnified Party with respect to any of the transactions contemplated by this agreement, the Memorandum or the Transaction Documents; provided, however, that the Company will not be liable in any such case to the extent that any such claim, damage or liability results from (A) an untrue statement or alleged untrue statement of a material fact made in the Transaction Documents or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons specifically for use in the preparation thereof, (B) any violations by the Placement Agent of the Securities Act or state securities laws which do not result from a violation thereof by the Company or any of its affiliates, or (C) the Placement Agent’s willful misconduct or gross negligence as finally judicially determined by a court of competent jurisdiction. In addition to the foregoing agreement to indemnify and reimburse, the Company will indemnify and hold harmless each Indemnified Party against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys’ fees, including appeals) to which any Indemnified Party may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker’s or finder’s fees from any Indemnified Party in connection with the Offering, unless any such claim shall be a result of an obligation or commitment made by the Placement Agent. The foregoing indemnity agreements will be in addition to any liability which the Company may otherwise have. The Company will also advance expenses to an Indemnified Party as incurred to the fullest extent permitted under applicable law; provided, however, that the Indemnified Party agrees to repay such advances to the Company if it is ultimately determined that such Indemnified Party is not entitled to indemnification.

(b)           Promptly after receipt by an Indemnified Party under this Section 9 of a notice of the commencement of any action (including any governmental action) such Indemnified Party will, if a claim in respect thereof is to be made against the Company hereunder, deliver to the Company a written notice of the commencement thereof. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall relieve the Company of any liability to the Indemnified Party under this Section 9 only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the Company will not relieve it of any liability that it may have to an Indemnified Party otherwise than under this Agreement. The Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the Company, if in the reasonable determination of counsel for the Indemnified Party, representation of such Indemnified Party by the counsel obtained by the Company would be inappropriate due to actual or potential conflicting interests between such Indemnified Party and any other party represented by such counsel in such proceeding. After notice from the Company to such Indemnified Party of its election so to assume the defense thereof, the Company will not be liable to such Indemnified Party pursuant to the provisions of paragraph 9(a) above for any legal or other expense subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the Indemnified Party shall have employed counsel in accordance with the provisions of the preceding sentence, (B) the Company shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (C) the Company has authorized in writing the employment of counsel for the Indemnified Party at the expense of the Company. The Company shall not be required to indemnify any Indemnified Party against costs, expenses, losses, claims, damages or liabilities arising from or based upon settlement of any action or proceeding effected without the Company’s prior written consent.

10.           Contribution. To provide for just and equitable contribution, if (i) an Indemnified Party makes a claim for indemnification pursuant to Section 9 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal, that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or (ii) any Indemnified Party or the Company seeks contribution under the Securities Act, the Exchange Act or otherwise, then the Company shall contribute to such amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total commissions and fees received by the Placement Agent (exclusive of expense reimbursement). The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 10. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person, if any, who controls the Placement Agent within the meaning of the Securities Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Securities Act will have the same rights to contribution as the Company, subject in each case to the provisions of this Section 10. Anything in this Section 10 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its prior written consent. This Section 10 is intended to supersede, to the extent permitted by law, any right to contribution under the Securities Act, the Exchange Act or otherwise available.

11.           Termination. (a)  The Offering may be terminated by the Placement Agent at any time prior to the Termination Date in the event (i) that the Closing shall not have been consummated on or before May 30, 2006, (ii) that a court of competent jurisdiction or a governmental, regulatory or administrative agency or commission shall have issued a non-appealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, (iii) that a breach is made by the Company of any representation or warranty contained in this Agreement which is qualified as to materiality or a material breach is made by the Company of any representation or warranty contained in this Agreement which is not qualified as to materiality, in each case that cannot be or has not been cured within ten (10) days after the giving of written notice to the Company of such breach, (iv) of nonfulfillment by the Company of any covenant or agreement contained in this Agreement that cannot be or has not been cured within ten (10) days after the giving of written notice to the Company of such breach, or (v) any event occurs which could adversely affect the transactions contemplated hereby or the other Transaction Documents or the ability of the parties to perform thereunder.

(b)           This Offering may be terminated by the Company at any time prior to the Termination Date in the event that (i) the Placement Agent shall have failed to perform in any material respect any of their obligations hereunder or (ii) there shall occur any event described in Section 11(a)(ii) above not occasioned by or arising out of or in connection with any material breach or failure hereunder on the part of the Company. In the event of any such termination by the Company, the Placement Agent shall be entitled to retain all Placement Agent’s Fees and Agent’s Warrants earned with respect to Units actually sold prior to such termination Placement Agent shall be entitled to receive from the Company reimbursement for legal fees and disbursements incurred by it with respect to the Offering pursuant to Section 4(f) hereof, subject to the Cap, which the Company shall pay within fifteen days from receipt of invoice.

(c)           Upon any such termination, at the request of the Placement Agent, all monies received in respect of Units not sold by the Company shall be promptly returned to the respective Investors without interest, penalty, expense or deduction.

12.           Survival.

(a)           The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder.

(b)           The respective indemnities, agreements, representations, warranties and other statements of the Company set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, the Company or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the offer and sale of the Units.

13.           Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if delivered via fax, personally or by nationally recognized overnight courier service addressed as follows:

if to the Company, to:

Vistula Communications Services, Inc.
405 Park Avenue
Suite 801
New York, New York 10022
Attn:  Rupert Galliers-Pratt
Facsimile: (212) 832-7563

with a copy to:

Foley Hoag LLP
155 Seaport Blvd.
Boston, MA 02210
Attn:  Paul Bork, Esq.
Facsimile: (617) 832-7000

if to the Placement Agent, to:

CRT Capital Group LLC
262 Harbor Drive
Stamford, Connecticut 06902
Attn:  John Barton
Facsimile (203) 569-6890

with a copy to:

DLA Piper Rudnick Gray Cary US LLP
1251 Avenue of the Americas
New York, New York 10020
Attn: Jonathan Klein, Esq.
Facsimile: (212) 835-6001

or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance with the provisions of this Section 13. Any such notice or communication will be deemed to have been received: (A) in the case of facsimile or personal delivery, on the date of such delivery; or (B) in the case of nationally-recognized overnight courier, on the next business day after the date sent.

14.           Parties in Interest. The Agreement herein set forth is made solely for the benefit of the Placement Agent, the Company, any person controlling either of them, and their respective executors, administrators, successors and assigns; and no other person will acquire or have any rights under or by virtue of this Agreement. The term “successors and assigns” will not include any Investor, as such Investor, of the Units.

15.           APPLICABLE LAW, COSTS, ETC. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE (WITHOUT GIVING EFFECT TO

PRINCIPLES OF CONFLICTS OF LAW). THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED HEREBY, AND THE COMPANY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT. THE COMPANY FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF A NON-CONVENIENT FORUM. THE COMPANY FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE PLACEMENT AGENT SHALL BE BROUGHT ONLY IN NEW YORK STATE OR UNITED STATES FEDERAL COURTS SITTING IN NEW YORK COUNTY. SERVICE OF PROCESS MAY BE MADE UPON THE COMPANY BY MAILING A COPY THEREOF TO IT, BY CERTIFIED OR REGISTERED MAIL, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS AGREEMENT. THE COMPANY AND THE PLACEMENT AGENT EACH AGREE TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

16.           Future Transactions. For a period of one year from the Closing, if the Company proposes to enter into any other transaction, including the sale of any securities by the Company, any merger, consolidation, exchange offer, recapitalization or other business combination or any public offering or private placement of securities, the Company shall give the Placement Agent an irrevocable, preferential right of first refusal to act as the Company’s exclusive financial advisor, lead managing underwriter or lead placement agent, as the case may be, in connection with such transaction(s) on terms and conditions customary and standard for similar transactions. In the event the Company effects an underwritten public offering of the Company’s securities within three years of the Closing and does not select the Placement Agent to be a manager of such offering, the Placement Agent shall nonetheless be entitled to distribute at least 25% of the securities allocated to the entire selling group in such offering.

17.           Miscellaneous. No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder. Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement. This Agreement contains the entire agreement between the parties hereto and is intended to supersede any and all prior agreements, including, without limitation, the engagement letter dated February 14, 2006, between the parties relating to the same subject matter. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement.

[Remainder of page intentionally left blank.]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Placement Agency Agreement, whereupon it will become a binding agreement among the Company and the Placement Agent in accordance with its terms.

Very truly yours,

CRT CAPITAL GROUP LLC

By:
Name:
Title:

Accepted and agreed to this
___ day of May, 2006.

VISTULA COMMUNICATIONS SERVICES, INC.

By:
Name:
Title:

Exhibit A

[See Exhibit 99.5 to this current report]

Exhibit B

[Form of Lock-Up]

May     , 2006

CRT Capital Group LLC

262 Harbor Drive

Stamford, Connecticut 06902

Attn:  John Barton

Ladies and Gentlemen:

The undersigned understands that CRT Capital Group LLC (the “Placement Agent”), propose to enter into a Placement Agency Agreement (the “Placement Agency Agreement”) with Vistula Communications Services, Inc., a Delaware corporation (the “Company”) providing for a private placement offering (the “Offering”) by the Placement Agent, of Units consisting of (i) one (1) share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) eight-tenths of one warrant to acquire one share of the Common Stock, subject to adjustment, at an exercise price of $1.00 per share.

To induce the Placement Agent to enter into the Placement Agency Agreement and to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of the Placement Agent, he will not, during the period commencing on the date hereof and ending on the ninetieth (90th) day following the date on which the Registration Statement (as defined in the Placement Agency Agreement) becomes effective (the “Lock-Up Period”), (1) offer, sell, contract to sell, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or request or demand the filing of any registration statement with respect to any of the foregoing or (2) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such swap or transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  Notwithstanding the previous sentence, the undersigned may transfer an unlimited number of shares of such Common Stock for estate or tax planning purposes, so long as such transfer is to a person that is and remains at all times controlled by such director or executive officer and such person enters into a lock-up agreement with the Company; provided that, prior to making any such transfer, the undersigned shall have delivered a written instrument to the Placement Agent in which the transferee agrees to be bound by the restrictions contained in this agreement with respect to the Common Stock being transferred.

Very truly yours,

Name:
Address:

2

Schedule A

3